UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2026

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(800) 822-2651

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1.00 per share	UCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On September 1, 2026, United Community Banks, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, United Community Bank (the “Bank”), completed the sale of Navitas Credit Corp., the Bank’s equipment lease financing subsidiary, and NLFC Reinsurance Corp., the Bank’s reinsurance subsidiary, that was previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on June 11, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) See exhibit index below for the list of exhibits filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	United Community Banks, Inc. Press Release, dated September 1, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
	Name:	Jefferson L. Harralson
	Title:	Executive Vice President and Chief Financial Officer

Date: September 1, 2026